OPPENHEIMER TRINITY CORE FUND
                Supplement dated October 19, 1999 to the
                    Prospectus dated August 30, 1999

The Prospectus is changed as follows:

1. The second sentence of the first paragraph in the section entitled "What Does the Fund Invest In?" on page 3 is revised to read as follows:

      The Fund does not expect to invest in all of the stocks included in the S&P 500 Index at the same time, and the Fund's investments in particular stocks may be allocated in amounts that vary from the proportional weightings of those stocks in the S&P 500 Index.
      Therefore, the Fund is not an "index" fund.

2. The second sentence of the fifth complete paragraph on page 8 is deleted.

3. The last sentence of the section entitled "At What Price Are Shares Sold?" on page 15 is deleted.

4. The third sentence of the first paragraph in the section entitled "Class A Contingent Deferred Sales Charge" on page 18 is revised to read as follows:

      For those retirement plan accounts, the commission is 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million, calculated on a calendar year basis.

5. The second sentence of the footnote under the contingent deferred sales charge table in the section entitled "How Can I Buy Class B Shares?" on page 20 is revised to read as follows:

      In applying the contingent deferred sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.


October 19, 1999                                              PS0211.004

                          OPPENHEIMER TRINITY CORE FUND
                 Supplement dated October 19,1999 to the
        Statement of Additional Information dated August 30, 1999

The Statement of Additional Information is changed as follows:

1. The asterisk (*) after Donald W. Spiro's name on page 11 is deleted.

2. The second, third and fourth sentences of the section entitled "How to Buy Shares-AccountLink" on page 25 are revised to read as follows:

      Shares will be purchased on the regular business day you instruct the Distributor to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives federal funds for the purchase through the ACH system before the close of The New York Stock Exchange.

3. The third paragraph of the section entitled "How to Exchange Shares-How Exchanges Affect Contingent Deferred Sales Charges," on page 39 is deleted.

4. In Appendix B the section entitled "Waivers of Class A Sales Charges of Oppenheimer Funds - Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions," on page B-4 the first bullet point is revised as follows:

o To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value annually measured at the time the Plan is established, adjusted annually.

5. In the section entitled "Waivers of Class B and Class C Sales Charges of Oppenheimer Funds - Waivers for Redemptions in Certain Cases," on page B-6 number 13 under the 7th bullet (for retirement plans) is revised as follows:

      (13) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value annually (measured from the establishment of the Automatic Withdrawal Plan, adjusted annually).

6. In the section entitled "Waivers of Class B and Class C Sales Charges of Oppenheimer Funds - Waivers for Redemptions in Certain Cases," on page B-6 the bullet item under number (13) is revised as follows:

o Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

7. In the section entitled "Waivers of Class B and Class C Sales Charges of Oppenheimer Funds - Waivers for Shares Sold or Issued in Certain Transactions," on page B-6 the following bulleted item is added at the end of the section:

o Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

8. In the section entitled "Class A, Class B and Class C Contingent Deferred Sales Charge Waivers - Waivers for Redemptions of Shares Purchased Prior to
March 6, 1995," on page B-8 the first bullet point is revised to read as follows:

o withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and

9. In the section entitled "Class A, Class B and Class C Contingent Deferred Sales Charge Waivers - Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995," on page B-8 the second bullet is revised to read as follows:

      |_| withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value annually measured at the time the plan is established, adjusted annually; and













October 19, 1999                                              PX0211.003